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                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 6, 2003
                                                           ------------

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


     Netherlands Antilles                 000-2174                 N/A
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


         Fuel-Tech N.V.                                Fuel Tech, Inc.
          (Registrant)                          (U.S. Operating Subsidiary)
       Castorweg 22-24                         Suite 703, 300 Atlantic Street
   Curacao, Netherlands Antilles                      Stamford CT 06901
      (599) 9-461-3754                                 (203) 425-9830

          (Address and Telephone Number of principal executive offices)







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Item 9. Regulation FD Disclosure. Information Required under Item 12.

         On May 6, 2003 the Registrant issued the earnings release for the quarter ended March 31, 2003 attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is not to be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FUEL-TECH N.V.

Date: May 6, 2003                   By: /s/ S. M. Schecter
                                        ------------------
                                        Scott M. Schecter
                                        Vice President, Treasurer
                                        and Chief Financial Officer